UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 25, 2018
(Date of earliest event reported)

TECH DATA CORPORATION
(Exact name of registrant as specified in its charter)

Florida	0-14625	59-1578329
(State of Incorporation)	(Commission File Number)	(IRS employer Identification No.)

5350 Tech Data Drive
Clearwater, Florida, 33760
(Address of principal executive offices)

727-539-7429
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers
On January 25, 2018, Tech Data Corporation (the “Company”) announced that Michael Rabinovitch will join the Company on March 1, 2018 to serve as Senior Vice President, Chief Accounting Officer. The Company plans to appoint Mr. Rabinovitch as the Company’s principal accounting officer following the filing of the Company’s annual report on Form 10-K for the fiscal year ending January 31, 2018.
Mr. Rabinovitch, age 48, joined Office Depot, Inc. in January, 2015, and has served as Senior Vice President, Finance and Chief Accounting Officer starting in March, 2017 and Vice President of Finance, North America from January, 2015 to March, 2017. Prior to joining Office Depot, Inc., Mr. Rabinovitch was the Executive Vice President and Chief Financial Officer of Birks Group, a North American manufacturer and retailer of fine jewelry and luxury timepieces, from 2005 through 2014. Prior to joining Birks Group, Mr. Rabinovitch had been Vice President of Finance of Claire’s Stores, Inc., a specialty retailer of fashion jewelry and accessories, from 1999 to 2005. Mr. Rabinovitch is a licensed certified public accountant and a member of the American Institute of Certified Public Accountants.
In connection with his role, Mr. Rabinovitch’s base salary will be $420,000 per year with a target annual incentive of 60% of his base salary under the Company’s Incentive Bonus Plan. Mr. Rabinovitch is also eligible to receive equity awards pursuant to the Company’s Long Term Incentive Plan as determined by the Compensation Committee. In addition, Mr. Rabinovitch is also eligible to receive a special one-time grant of time-based restricted stock units with a value of $400,000 that will vest 50% upon the first anniversary of the grant date and 50% upon the second anniversary of the grant date. Mr. Rabinovitch will also participate in the Company’s Executive Severance Plan, Change in Control Policy and Executive Choice Plan and will be eligible for reimbursement or payment for certain relocation expenses.
The Company also announced that Jeffrey Taylor, Senior Vice President, Corporate Controller and the Company’s principal accounting officer will be resigning effective March 30, 2018. Mr. Taylor will remain with the company to lead the filing of the Company’s annual report on Form 10-K for the Fiscal Year ending January 31, 2018.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following materials are attached as exhibits to this Current Report on Form 8-K:

Exhibit
Number	Description
99.1	Press Release, dated January 25, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tech Data Corporation
(Registrant)

Date: January 25, 2018	/s/ Charles V. Dannewitz
Charles V. Dannewitz
Executive Vice President,
Chief Financial Officer